SECURITIES AND EXCHANGE COMMISSION


                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT


                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934



                                December 4, 2002
 -------------------------------------------------------------------------------
                (Date of Report, date of earliest event reported)



                           TITANIUM METALS CORPORATION
 -------------------------------------------------------------------------------
             (Exact name of Registrant as specified in its charter)



 Delaware                  0-28538                    13-5630895
--------------------------------------------------------------------------------
(State or other           (Commission                (IRS Employer
 jurisdiction of           File Number)               Identification
 incorporation)                                       Number)



1999 Broadway, Suite 4300, Denver, CO                      80202
--------------------------------------------------------------------------------
(Address of principal executive offices)                 (Zip Code)


                                 (303) 296-5600
 -------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
 -------------------------------------------------------------------------------
             (Former name or address, if changed since last report)

Item 5:    Other Events

     On December 3, 2002 the Registrant issued the press release attached hereto as Exhibit 99.1, which is incorporated herein by reference. The press release relates to an announcement by Registrant of the approval by its board to set the close of business on December 6, 2002 as the record date for a special meeting of stockholders of the Company to consider the previously announced reverse stock split proposal approved by the Company's Board.

Item 7:    Financial Statements, Pro Forma Financial Information and Exhibits

       (c) Exhibits

           Item No.   Exhibit List
           --------   ----------------------------------------------------------

           99.1       Press Release dated December 3, 2002 issued by Registrant.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     TITANIUM METALS CORPORATION
                                     (Registrant)


                                     By: /s/ Joan H. Prusse
                                         -------------------------------
                                         Joan H. Prusse
                                         Vice President, Deputy General Counsel
                                           and Secretary


Date: December 4, 2002

                                                                    EXHIBIT 99.1
                                  PRESS RELEASE

FOR IMMEDIATE RELEASE:                             CONTACT:

Titanium Metals Corporation                        Mark A. Wallace
1999 Broadway, Suite 4300                          Executive Vice President
Denver, Colorado 80202                              and Chief Financial Officer
                                                   (303) 296-5615


            TIMET ANNOUNCES DATES FOR SPECIAL MEETING OF STOCKHOLDERS

     DENVER, COLORADO . . . December 3, 2002 . . . Titanium Metals Corporation ("TIMET" or the "Company") (NYSE: TIE) announced today the Company's Board of Directors has set the close of business on December 6, 2002 as the record date for a special meeting of stockholders of the Company to consider the previously announced reverse stock split proposal approved by the Company's Board.

     Only the holders of TIMET's common stock, at the close of business on the record date, will be entitled to notice of, and to vote at, the special meeting. The stockholders' meeting is currently scheduled for 9:45 a.m. (Central Time) on Tuesday, February 4, 2003 at the offices of Valhi, Inc., located at Three Lincoln Centre, 5430 LBJ Freeway, Suite 1700, Dallas, Texas.

     TIMET, headquartered in Denver, Colorado, is a leading worldwide producer of titanium metal products. Information on TIMET is available on the World Wide Web at http://www.timet.com/.

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